Exhibit 99.1

Aries I Acquisition Corporation Announces Extension of Deadline to Complete Business Combination

CAYMAN ISLANDS, May 16, 2022 — Aries I Acquisition Corporation (NASDAQ: RAMMU, RAM, RAMMW) (“Aries” or the “Company”), a special purpose acquisition company, announced today that, on May 13, 2022, it notified the trustee of the Company’s trust account that it was extending the time available to the Company to consummate a business combination from May 21, 2022 to August 21, 2022 (the “Extension”). The Extension is the first of up to two three-month extensions permitted under Aries’ governing documents. In connection with such Extension, Aries Acquisition Partners, Ltd., the Company’s sponsor, will deposit an aggregate of $1,078,125 into Aries’ trust account prior to May 21, 2022, on behalf of the Company. The Extension provides Aries with additional time to complete its proposed business combination with Infinite Assets, Inc., a leading Metaverse infrastructure platform that enables brands to create, monetize and drive consumer engagement with digital content.

About Aries I Acquisition Corporation

Aries is a blank check company that was formed for the purpose of effecting a business combination with a target with a disruptive technology in the blockchain and digital currency, aerospace, satellites and space exploration, quantum computing and chemistry, artificial intelligence and machine learning and cybersecurity sectors.

About Infinite Assets Inc.

Infinite serves as a bridge between the physical and digital worlds. The Company empowers leading global brands, creators and Web3 companies with the infrastructure they need to create digital assets and NFTs (non-fungible tokens) and engage with customers and fans in the Metaverse, allowing them to support and foster stronger relationships with consumers. Infinite currently has 130 employees globally and has partnered with over 75 brands and creators since its founding. Current investors in Infinite include Morgan Creek Digital, GSR, Wintermute, Blockchain Coinvestors, Bill Shihara, among others. Infinite recently combined with one of its key strategic partners, DreamView, Inc. (“DreamView”), a globally scalable technology company bringing creative strategy and content solutions to brands around the world. Founded in 2016 by the same visionaries who pioneered computer-generated imagery (“CGI”) technologies at Lucasfilm and Disney, DreamView’s visual effects and 3D artforms have been leveraged in major blockbuster films, major brand campaigns, sporting events, and other major consumer engagement events. DreamView continues to drive innovative solutions for the creation, management, distribution, licensing and monetization of clients’ products as clients transition into the digital world.

For materials and information, visit https://www.infiniteworld.com/ for Infinite and https://www.ariescorp.io/ for Aries.

Additional Information and Where to Find It

In connection with the proposed business combination, Aries intends to file a Registration Statement on Form S-4, including a preliminary proxy statement/prospectus and a definitive proxy statement/prospectus with the SEC. Aries’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about Infinite, Aries, and the proposed business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to shareholders of Aries as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to Aries’ secretary at 90 N. Church Street, P.O. Box 10315, Grand Cayman, Cayman Islands KY-1003.

Participants in Solicitation

Aries and its directors and executive officers may be deemed participants in the solicitation of proxies from Aries’ shareholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Aries will be included in the proxy statement/prospectus for the proposed business combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available.

Infinite and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Aries in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination, which will be made available as noted in the above paragraph.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Aries’ and Infinite’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the satisfaction of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside Aries’s and Infinite’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the definitive merger agreement (the “Agreement”); (2) the outcome of any legal proceedings that may be instituted against Aries and Infinite following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the shareholders of Aries and Infinite, certain regulatory approvals, or satisfy other conditions to closing in the Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on Infinite’s business and/or the ability of the parties to complete the proposed business combination; (6) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations; (9) the possibility that Infinite or Aries may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the final prospectus of Aries for its initial public offering, including those under “Risk Factors” therein, and in Aries’ other filings with the SEC. Aries cautions that the foregoing list of factors is not exclusive. Aries cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Aries does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts:

Media
Edelman for Aries and InfiniteWorld
InfiniteWorld@edelman.com

Investors
Sam Collins
Aries I Acquisition Corporation
(647) 964-9643
scollins@ariescorp.io